UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007

NT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-49991	76-0238783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Network Blvd.
Suite 208
Frisco, Texas 75034
(Address of principal executive offices) (Zip Code)
___________

Registrant's telephone number, including area code (214) 432-0637
___________

General Environmental Corporation
33 Pine Street
Exeter, NH 03833
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets.

Item 3.02.      Unregistered Sales of Equity Securities.

Item 5.01.      Changes in Control of Registrant.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.06.      Change in Shell Company Status.

On March 1, 2007, NT Technologies, Inc., a Nevada Corporation ("NTTI"), entered into a Share Exchange Agreement (the "Exchange Agreement") with NeXplore Technologies, Inc., a Texas corporation ("NeXplore") and the transaction closed on March 30, 2007 (the "Closing Date"). The share exchange will be effected by filing a Certificate of Exchange with the Texas Secretary of State and with the Nevada Secretary of State (the "Exchange Filings") as soon as practicable. Upon acceptance of the Exchange Filings by the respective state authorities, all of the issued and outstanding securities of NeXplore and rights to receive such securities ("NeXplore Securities") shall be deemed exchanged for NTTI securities and rights to receive such securities ("NTTI Securities") that provide the same rights, benefits and obligations as provided by outstanding NeXplore Securities.

As a result of the share exchange, as of the Closing Date, NTTI acquired all of the issued and outstanding common shares of NeXplore from the stockholders of NeXplore, on a one-for-one basis, in exchange for 50,678,000 shares of NTTI's par value $.001 common stock ("Common Stock"); in addition, NTTI exchanged the following newly-issued securities of NTTI to be issued to the holders of comparable securities of NeXplore: (i) 1,000,000 shares of Series A convertible preferred stock, (ii) up to 1,000,000 shares of Series B convertible preferred stock, and (iii) stock options exercisable for up to 2,705,572 shares of Common Stock (collectively, the "Exchange"). In connection with the Exchange, the former NTTI principal stockholders, Mr. Sears and Mr. Nichols, assumed certain outstanding debt of NTTI totaling $73,830.

On or about March 23, 2007, 600,000 shares of Common Stock were issued to the then principal stockholders of NTTI in settlement of an outstanding debt of $60,000 owed to the stockholders. On or about March 30, 2007, another 150,000 shares of Common Stock were issued to the then principal stockholders of NTTI in settlement of an outstanding debt of $15,000 owed to the stockholders.

The foregoing issuances were or will be made pursuant to the exemption from registration provided by Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, in that (a) the purchaser is a director or executive officer of NTTI, and/or (b) the investor or its purchaser representative is reasonably believed to have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment, (c) the investor or its purchaser representative were provided with required information and an opportunity to obtain additional information a reasonable period of time prior to the transaction, (d) the investor or its purchaser representative were advised of the limitations on resale of the Common Stock, (e) prior to issuance, NTTI will require the investor to represent its intention to acquire the securities for investment only and not with view to or for sale in connection with any distribution thereof, and (f) appropriate legends will be affixed to the instruments to be issued in the transactions.

A change in control of NTTI occurred on the Closing Date. As a result of the Exchange, the former shareholders of NeXplore currently hold approximately 96% of the outstanding voting power of NTTI. The following events also occurred in connection with the Exchange:

1)   Mr. Edward W. Mandel was appointed to the Board of Directors and as Chief Executive Officer of NTTI.

2)   Mr. Paul O. Williams was appointed as Chairman of the Board and Chief Financial Officer of NTTI.

3)   Mr. Skinner G. Layne was appointed to the Board of Directors and as Chief Strategy Officer of NTTI

4)   Herbert T. Sears, President, Chief Executive Officer and a director of NTTI, and W. Edward Nichols, Secretary/Treasurer, Chief Financial Officer and a director of NTTI, resigned from such positions.

In connection with the Exchange, NTTI has elected to change its fiscal year end from September 30 to June 30 in order to adopt the fiscal year end of NeXplore. Because of the timing, no transitional report will be filed. Instead, NTTI will file the required: (i) Quarterly Report on Form 10-QSB for the nine-month period ended March 31, 2007, on or before May 15, 2007, and (ii) Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, on or before September 28, 2007.

Prior to the Exchange, NTTI was a shell company, other than a business combination related shell company, as that term is defined in Rule 12b-2 under the Exchange Act. Upon completion of the Exchange, NTTI will cease to be a shell company.

The Exchange is expected to be treated as a tax-free reorganization for federal income tax purposes. A copy of the Share Exchange Agreement is attached hereto as Exhibit 2.1; a copy of the audited Financial Statements of NeXplore for the period from January 17, 2006 (date of inception) to June 30, 2006 is attached hereto as Exhibit 99.1; and a copy of the unaudited Financial Statements of NeXplore for the period from July 1, 2006 to December 31, 2006 is attached hereto as Exhibit 99.2. The foregoing description of the Exchange does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, which is incorporated herein by reference. As a result of the Exchange, NeXplore will become a wholly owned subsidiary of NTTI and from and after the Closing Date, the operations of NeXplore will be the only operations of NTTI.

DESCRIPTION OF BUSINESS / PLAN OF OPERATION

The following is a description of our business, as well as information relating to the plans of our current management. This report includes forward-looking statements. Generally, the words "believes," "anticipates," "may," "will," "should," "expect," "intend," "estimate," "continue," and similar expressions or the negative thereof or comparable terminology are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, including the matters set forth in reports or documents we file with the Securities and Exchange Commission (the "Commission") from time to time, which could cause actual results or outcomes to differ materially from those projected. Undue reliance should not be placed on these forward-looking statements which speak only as of the date hereof. We undertake no obligation to update these forward-looking statements, except as otherwise required by law.

The following information should be read in conjunction with our financial statements and the related notes thereto and other financial information contained elsewhere in this Form 8-K.

Except as otherwise indicated by the context, references in this Report to "we," "us," "our" or "NeXplore" are to the business of NeXplore.

General

We are a development-stage Web 2.0 Software Company that is entering the online advertising and Internet information provider industry by developing a comprehensive graphical search engine and social computing platform to serve as the social operating system of the Web. Harnessing cutting edge software technologies like AJAX, Dojo, and Ruby On Rails, and combining these powerful interface tools with the leverage of a scaleable hardware infrastructure, we intend to become a leading force in Web 2.0 technologies and design elements and an emergent force in software development and deployment on the Internet.

Products

Our initial planned release will be the NeXplore search engine, which is expected to produce its own revenues as a stand-alone product, but which will also serve as the founding cornerstone of our social computing platform expected to be released later in calendar year 2007. In addition to the search engine and the social computing platform, we also intend to release a graphical classified advertising aggregation site and a video contest site. The following outline briefly describes the vision and development stage of the products:

    NeXplore.com. The search engine is presently in its alpha testing stage and we are preparing for a beta release to the public hopefully before July 2007. NeXplore.com will feature a graphical user interface designed to allow the user to interact both with the search results themselves and the advertisements that are presented to them as well as to refine their search results by leveraging the collective intelligence of social communities of other users.

    MyCircle.com. The MyCircle platform is currently in the development stage, and is intended to become a ubiquitous social interface that allows users to aggregate and mash-up the many web-based applications (e.g. instant messaging, VOIP, email, social networking, online banking) they currently use, as well as many new user experiences that will be unique to MyCircle.

    AdCircle.com. AdCircle is currently in its development stage and will utilize the NeXplore search interface in order to aggregate classified advertising into a single, graphically-based interface.

    Video Contest site. We intend to launch a video and music contest site and we are currently in the development stage of this product. The site will feature prizes for contest winners, including incentives to help winning artists and videographers produce and distribute their works on a broader scale.

Product Sales, Distribution and Marketing

Marketing and Public Relations. We have contracted with Publicis Consultants, part of the Publicis Group, to lead our public relations efforts. In addition to an aggressive public relations campaign, we have set forth a marketing strategy targeting early adopters in the technology community, high school and college students, as well as professionals in industries heavily reliant upon technology. We have further contracted with ADC Group to provide branding for NeXplore on the Shockwave Jet Truck that appears at 29 air shows across the country in different venues. All of these efforts combined are intended to bring maximum exposure to NeXplore and its products.

Competition

The online space has a number of competitors. Established participants in the market include Google, Yahoo!, Facebook, MySpace, and many others. NeXplore, however, has differentiated its products based upon revolutionary interface design and although our products will serve some of the same functionality as those of our competitors, ours will have substantially different value propositions for the end user.

Intellectual Property

NeXplore currently has 10 patents pending on inventions related to its search engine and social computing interface technology. Our intention is to continue aggressively filing patents on a regular basis to protect the proprietary intellectual property being developed in connection with its NeXplore.com, MyCircle.com, and AdCircle.com products. We have also filed for trademark protection for NeXplore, NeXplore.com, MyCircle, MyCircle.com, and other marks relevant to future products.

Advertising Model

Our Internet properties will be monetized through a hybridized advertising model that integrates traditional forms of search monetization such as cost per click (CPC) and cost per impression (CPM) with new and innovative ways of improving advertisers' conversion ratios, such as cost per action (CPA), and cost per interaction (CPI).

Employees

As of March 30, 2007, we had approximately 14 full-time employees, 4 of whom are part of our management team. None of our employees are covered by a collective bargaining agreement. We believe we have good relations with our employees.

Property

NeXplore occupies approximately 4,577 square feet of office space. The offices are located at our headquarters at 2601 Network Blvd., Suite 208, Frisco, Texas 75034 with a second space on a different floor in the same building. We also have offices located in the China Life Tower - Beijing, People's Republic of China and Smolenskya Square - Moscow, Russian Federation. Other than the foregoing office spaces, which are under lease, we do not lease or own any property.

Liquidity and Capital Resources

Capital for the development of NeXplore has been provided through private sales of its equity securities to angel investors and others. Through the period from inception (January 17, 2006) to December 31, 2006, NeXplore borrowed $150,000 on its line of credit and raised additional funds of $1,837,908 through the sale of common and preferred stock. Between January 1, 2007 and March 13, 2007, NeXplore raised additional capital through private sales of its preferred stock totaling $754,775. The capital has been or will be used to fund software product development, introductory marketing campaigns, and operating expenses.

NeXplore needs to continue to raise funds through various financings to maintain its operations until such time as cash generated by operations is sufficient to meet its operations and capital requirements. NeXplore may not achieve profitable operations. NeXplore may not be able to secure additional debt or equity financing or such financing may not be available on favorable terms.

The independent auditor's report on NeXplore's June 30, 2006 financial statements included in this Form 8-K states that NeXplore may need additional capital to fund its research and development, marketing efforts and address other unanticipated competitive threats, technical problems, economic conditions or other requirements to execute its business plan and that all of these matters raise substantial doubt about NeXplore's ability to continue as a going concern.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of NTTI's common stock as of March 30, 2007, after giving effect to the Exchange, for each beneficial owner of five percent or more of NTTI's Common Stock, each director, each executive officer named in the Summary Compensation Table herein, and by all directors and executive officers of NTTI as a group. The number of shares of Common Stock beneficially owned by each individual set forth below is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which an individual has sole or shared voting power or investment power and any shares which an individual presently, or within 60 days has the right to acquire through the exercise of any stock option or other right. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.
Title of Class	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class

Common	Edward W. Mandel	33,000,000 (direct ownership)	62.44%
Common	Paul O. Williams	10,000,000 (direct ownership)	18.92%
Common	Skinner G. Layne	7,500,000 (direct ownership)	14.19%
Common	All Directors and Officers as a Group (four persons)	51,550,000 (direct ownership)**	95.63%

* Unless otherwise noted, the address is that of NeXplore's.
** Includes stock options held by Mr. Grizzle exercisable for 1,050,000 shares of Common Stock.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Set forth below are the names of NeXplore's directors, officers and significant employees or consultants, their ages, all positions and offices that they hold with NeXplore, the period during which they have served as such, and their business experience during at least the last five years.

Name	Age	Position Held	Experience
Edward W. Mandel	35	Chief Executive Officer, President, Treasurer and Director

Mr. Mandel, a co-founder of NeXplore, served as President & Chief Executive Officer of Positive Software Systems from 1995 until its sale in 2004, when he was a finalist in the Ernst & Young Entrepreneur of the Year competition. Under his leadership, Positive received numerous business and industry awards, including Customer Interaction Magazine's Product of the Year Award in 2004, and was in the top three of Deloitte and Touche's Tech Titan Fast 50 List, a statewide ranking of the fastest growing technology companies in Texas. After selling Positive to Concerto Software, he served as Vice President of Enterprise Solutions at Concerto (now Aspect Software), where he managed a worldwide sales force of several hundred employees and spearheaded global sales and market development for Concerto's customer interaction data warehouse solutions.

Paul O. Williams	51	Chairman of the Board and Chief Financial Officer

Mr. Williams, a co-founder of NeXplore, served as Chief Executive Officer of Hughes-Roth Financial Group, Inc. from 2000 until the founding of NeXplore. He draws on more than 25 years of experience in business finance and has been active in mergers & acquisitions, corporate finance, and public finance. He has served as a financial advisor and fiscal agent to hundreds of private corporations and public authorities, structuring and negotiating several hundred million dollars in tax-exempt and taxable bond financings. He has previously served three terms on the Board of the Texas Economic Development Council, and presently serves as the Chairman of the Board of the Chamber of Commerce in Frisco, Texas, where NeXplore's home offices are based.

Skinner G. Layne	24	Chief Strategy Officer, Secretary and Director

Mr. Layne, a co-founder of NeXplore, in 2001 served as advisor and strategist to the successful campaign of John Boozman in a special election to fill the vacant seat in the 3rd U.S. Congressional District of Arkansas. Layne went on to serve as an aide to Boozman during the transition process. In 2002 he managed the campaigns of State Representative David Hausam and Roy Ragland. In 2004, he served as a senior strategist and advisor to the re-election of Congressman Boozman. While in college, Layne presided over the Associated Student Government Senate, which at the time was among the largest student senates in the country. He has also served on the State Executive Committee of the Arkansas Republican Party.

Dion Hinchcliffe	37	Chief Technology Officer

Mr. Hinchcliffe served as Chief Architect of NeXplore from July, 2006 until becoming Chief Technology Officer in November, 2006. He also serves as President & Chief Technology Officer of Hinchcliffe & Company, a Web 2.0 firm that currently consults with major companies on Web 2.0 strategies and implementation founded in 2006 and spun off from Sphere of Influence, which he founded in 2001. He also served as the head architect for the Missile Defense Agency's Advanced Battle Manager project (2005-2006) and as Chief Technology Architect for T. Rowe Price Investments (1997-1999). He has 20 years of software development and IT experience, and currently is editor-in-chief for both the Web 2.0 Journal and AjaxWorld Magazine, as well as writing ZDNet's Enterprise Web 2.0 blog. He is currently writing a book on Web 2.0 for Addison-Wesley, and is strategic partners with O'Reilley Media, the world's largest publisher of technology books.

Scott Grizzle	33	Chief Marketing Officer

Mr. Grizzle, prior to joining NeXplore as Chief Marketing Officer, founded Ticket2Fame in 2005, and served as its President & Chief Executive Officer. Ticket2Fame.com is an internet marketing destination that connects entertainment industry talent with movie and television studios, and other talent-seeking entities in the industry. He headed up the marketing efforts of, and served as Vice President of The Aviation Company, a Dallas area-based private charter airline, from 2003 through the end of 2004, and previously served as a National Sales Manager in the Fortune Hi-Tech Marketing Group from 2001-2002.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning all cash and non-cash compensation awarded to, earned by or paid to all executive officers of NeXplore who were serving as of June 30, 2006, for services in all capacities.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Edward W. Mandel, CEO	2006	$90,000	-0-	-0-	-0-	-0-	-0-	-0-	$90,000

Compensation of Directors

We have paid no compensation to our directors since inception. All directors are reimbursed for out-of-pocket expenses in connection with attendance at board of director's and/or committee meetings. NTTI may establish other compensation plans (e.g. options, cash for attending meetings, etc.) in the future.

DESCRIPTION OF SECURITIES

The authorized capital stock of NTTI currently consists of 100,000,000 shares of common stock, par value $.001 per share, of which prior to the Exchange there were 2,176,381 issued and outstanding; and 10,000,000 shares of preferred stock, par value $.001, of which no shares are issued or outstanding. After giving effect to the Exchange, there are 52,854,381 issued and outstanding shares of common stock. All of the issued and outstanding shares of common stock of NeXplore will be held by NTTI as a result of the Exchange. The following statements relating to the capital stock sets forth the material terms of these securities; however, reference is made to the more detailed provisions of, and these statements are qualified in their entirety by reference to, the Certificate of Incorporation and Bylaws of NTTI, copies of which are filed as exhibits to this Report.

Common Stock

Holders of shares of the common stock of NTTI are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board in its discretion from funds legally available therefor. In the event of any liquidation, dissolution or winding up, the holders of common stock are entitled to a pro-rata share of all assets remaining after payment in full of all liabilities and preferential payments, if any, to holders of preferred stock. All of the outstanding shares of common stock are fully paid and non-assessable.

Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to our common stock.

Dividends

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board. We presently intend to retain all earnings, if any, for use in our business operations and accordingly, our Board does not anticipate declaring any cash dividends for the foreseeable future. We have not paid any cash dividends on our common stock.

Preferred Stock

NTTI is authorized to issue up to 10,000,000 shares of preferred stock that contain such terms as the Board may determine. The Board has authorized for issuance up to 1,000,000 shares of Series A convertible preferred stock ("Series A Shares") and up to 1,000,000 shares of Series B convertible preferred stock ("Series B Shares").

The holders of Series A Shares are entitled to receive dividends, when and as declared by the Board of Directors at an annual rate of 8%. Series A Shares are non-voting, and have a per share liquidation value equal to the consideration paid ($1.00) plus any accrued but unpaid dividends. The Series A Shares are convertible into common shares at a 30% premium, computed by dividing the liquidation value by $.77. As of March 30, 2007, 1,000,000 Series A Shares are issued and outstanding, which are convertible into 1,298,701 shares of Common Stock.

The holders of Series B Shares are entitled to receive dividends, when and as declared by the Board of Directors at an annual rate of 8%. Series B Shares are non-voting and have a per share liquidation value equal to the consideration paid ($2.50) plus any accrued but unpaid dividends. The Series B Shares are convertible into common shares at a 20% premium, computed by dividing the liquidation value by $2.08. As of March 30, 2007, 738,911 Series B Shares are issued and outstanding, which are convertible into 1,201,923 shares of Common Stock.

Transfer Agent

The transfer agent for NTTI Common Stock is Corporate Stock Transfer, Inc., 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209, telephone 303-282-4800.

Market Information

The common stock of NTTI is not available for trading in the over-the-counter market; it is quoted only on the Pink Sheets and consequently, there is no historical data readily available for its stock prices. As of December 31, 2006, the quote for the stock was $.021 per share, based on 28,531,202 shares outstanding; as of March 30, 2007, the quote for the stock was $1.80 per share, based on 2,176,381 shares outstanding.

Options and Warrants

As of March 30, 2007, after giving effect to the Exchange, NTTI expects to have outstanding options held by its employees, advisory directors and consultants to purchase up to 2,705,572 shares of its common stock, 2,444,142 of which were vested as of that date. All of these options have an exercise price of $.01 per share and a term of approximately 5 years. A substantial number of these options vested / became exercisable in connection with the Exchange and we anticipate posting an equity compensation charge of approximately $100,185 during the fiscal quarter ended March 31, 2007.

Holders

After giving effect to the Exchange, NTTI expects to have an aggregate of 52,854,381 shares of its common stock outstanding, held by 437 persons and entities.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Articles of Incorporation for NTTI provides that no officer or director shall be personally liable to NTTI or its stockholders for monetary damages for any breach of fiduciary duty by such person as an officer or director, except in relation to matters as to which any such director or officer of NTTI shall be adjudged in any action, suit or proceeding to be liable for his own negligence or misconduct in the performance of his duty. Notwithstanding the foregoing, an officer or director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to NTTI or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) the payment of an unlawful dividend in violation of Section 78.300 of the General Corporation Law of Nevada or (iv) for any transaction from which the director derived an improper personal benefit.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, it is the opinion of the Commission that such indemnification is against public policy as expressed in the act and is therefore unenforceable.

Item 8.01 Other Information.

Prior to the Closing Date of the Exchange, NeXplore received an inquiry from the Arkansas Securities Department ("ASD") relating to its offering of securities to investors in the State of Arkansas and is cooperating fully with the ASD. Although the ASD has called for NeXplore to make an offer of rescission and offer a refund to those investors, NeXplore believes that many of the investors will not accept such an offer. However, NeXplore is unable to predict how many of the investors will accept such an offer and if a substantial number of the investors do accept an offer of rescission and refund of their investment, and if NeXplore is unable to replace those funds with other investments in NeXplore, it could have a material adverse effect on NeXplore's ability to finance ongoing operations of NeXplore

Item 9.01      Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Please see Exhibits 99.1 and 99.2 below.

(b)	Pro forma financial information.

Please see Exhibit 99.3 below, which consists of a pro forma Balance Sheet. Pro forma Profit and Loss Statements are not included because they would not be significantly different than the financial statements presented for NeXplore.

(c)	Shell company transactions.

Please see Exhibits attached hereto

(d)	Exhibits.

Exhibit Number	Description

2.1	Share Exchange Agreement, dated as of March 1, 2007, by and among NT Technologies, Inc. and NeXplore Technologies, Inc.
3(i)	Articles of Incorporation
3(ii)	Bylaws
99.1	Audited Financial Statements of NeXplore Technologies, Inc. for the period from January 17, 2006 (date of inception) to June 30, 2006.
99.2	Unaudited Financial Statements of NeXplore Technologies, Inc. for the period from July 1, 2006 to December 31, 2006 and for the period from January 17, 2006 (date of inception) to December 31,2006.
99.3	Pro Forma Balance Sheet giving effect to the Exchange as if it had occurred on December 31, 2006.
99.4	Letter agreement of former NTTI principal stockholders, Herb Sears and Ed Nichols, assuming certain outstanding debt of NTTI.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2007
NT TECHNOLOGIES, INC.

By: /s/ Paul O. Williams
Name: Paul O. Williams
Title: Chief Financial Officer